UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2007

IndyMac Residential Mortgage-Backed Trust, Series 2007-L1
(as issuing entity)

IndyMac ABS, Inc.
(as depositor)

IndyMac Bank, F.S.B.
(as sponsor)

DELAWARE	333-134691-09	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 - Completion of Acquisition or Disposition of Assets

On March 27, 2007 (the “Closing Date”), a series of certificates, entitled IndyMac Residential Mortgage-Backed Trust, Series 2007-L1 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of March 1, 2007 (the “Agreement”), among IndyMac ABS, Inc. as depositor (the “Depositor”), IndyMac Bank F.S.B. (“IndyMac Bank”) as seller (the “Seller”) and as servicer (the “Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”).

Upon the closing of the initial issuance of the Certificates, (i) the Depositor purchased from the Seller certain mortgage loans (the “Closing Date Mortgage Loans”) with an aggregate principal balance equal to $77,286,109.65 and transferred such mortgage loans to the Trustee and (ii) the Trustee deposited funds in the pre-funding accounts (the “Original Pre-Funded Amount”), which were established pursuant to the Agreement, in an amount equal to $32,713,990.35.

On April 19, 2007, the Trustee purchased from the Depositor certain mortgage loans (the “Subsequent Mortgage Loans”) with an aggregate principal balance equal to $32,702,754.19 with funds on deposit in the Pre-Funding Accounts at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated April 19, 2007, among the Depositor, the Seller and the Trustee (the “Instrument”). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Section 8 - Other Events

Item 8.01 Other Events.

Description of the Certificates and the Mortgage Pool

The Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool”) of fixed and adjustable-rate residential lot mortgage loans. As of April 19, 2007, the Trust Fund consisted of Mortgage Loans having an aggregate principal balance of $109,988,863.84.

The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of April 19, 2007.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

1. Not applicable

2. Not applicable

3. Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No	Description
1	99.1	Subsequent Transfer Instrument, dated as of April 19, 2007, among IndyMac ABS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company.
2	99.2	Characteristics of the Mortgage Pool as of April 19, 2007, relating to IndyMac ABS, Inc., IndyMac Residential Mortgage-Backed Trust, Series 2007-L1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 20, 2007

INDYMAC ABS, INC.

By:	/s/ Jill Jacobson
Name:	Jill Jacobson
Title:	Vice President

Index to Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description	Sequentially Numbered Page
1	99.1	Subsequent Transfer Instrument	5
2	99.2	Characteristics of the Mortgage Pool as of April 19, 2007	12